UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                November 21, 2000


                                 USX Corporation
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     1-5153                   25-0996816
     ---------------        ------------------------      -------------------
     (State or other        (Commission File Number)         (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)

         600 Grant Street, Pittsburgh, PA                   15219-4776
      ---------------------------------------               ----------
     (Address of principal executive offices)               (Zip Code)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1.  USX Press Release

Item 9. Regulation FD Disclosure

USX Corporation is furnishing information under Regulation FD for the November 21, 2000 press release titled "U. S. Steel Experiencing Coal Production Problems at Two Mines". Attached is a copy of the press release in substantially the form as released.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Vice President - Accounting



Dated:  November 22, 2000